Exhibit 99.1

LCI Board Determines that the Unsolicited, Non-Binding Proposal from Monomoy Capital Partners Does Not Constitute a Superior Proposal

LCI Industries Reiterates Support for Merger with Patrick

ELKHART, Ind. – LCI Industries (NYSE: LCII) (“LCI”), today announced that its Board of Directors, in consultation with its outside financial and legal advisors, has unanimously determined that the unsolicited, non-binding proposal received from Monomoy Capital Partners to acquire LCI for $101 per share in cash does not constitute a superior proposal and is not reasonably likely to lead to a superior proposal.

In reviewing Monomoy’s proposal, the Board of Directors carefully considered several factors and determined that a merger with Patrick Industries (NASDAQ: PATK) (“Patrick”) remains the best path towards long-term sustainable value creation for shareholders. Through its review, the LCI Board of Directors determined that Monomoy's proposal substantially undervalues LCI:

•On a standalone basis: Monomoy's proposal fails to reflect the fundamental value of LCI's standalone business. As part of the LCI Board of Directors’ review, LCI, with the assistance of its advisors, updated its long-range plan, including to reflect the prevailing headwinds in the RV industry. Based on that updated plan, the valuation analysis of LCI on a standalone basis implies a midpoint discounted cash flow value in excess of $150 per share—materially above Monomoy’s proposal of $101 per share.

•When evaluating Monomoy’s proposal against the value creation opportunity of the combination with Patrick: Compared to the compelling financial benefits of the combination with Patrick, Monomoy’s proposal is materially below the implied value of LCI’s shareholders pro forma ownership in the combined company, including the meaningful incremental value creation opportunity resulting from approximately $150 million of net run-rate cost synergies expected to be achieved within three years of closing and participation in the future growth prospects of a fundamentally stronger company with the firepower and flexibility to support continued investment in growth and capital returns.

LCI and Patrick are making continued progress toward closing and remain on track to complete the transaction in the first half of 2027, subject to approval by shareholders of both companies, the receipt of required regulatory approvals, and the satisfaction of other customary closing conditions.

In connection with the proposed transaction between LCI and Patrick, LCI and Patrick have both filed a supplement to their joint proxy statement/prospectus that contains updated information with the SEC which can be found on their respective investor relations websites. The LCI Board of Directors continues to recommend in favor of the Patrick transaction and encourages shareholders to vote their shares “FOR” the merger with Patrick at the Special Meeting scheduled for November 18, 2026.

Perella Weinberg Partners LP is serving as financial advisor and Kirkland & Ellis LLP is serving as legal advisor to LCI Industries.

About LCI Industries

LCI Industries (NYSE: LCII), through its Lippert subsidiary, is a global leader in supplying engineered components to the outdoor recreation and transportation markets. We believe our innovative culture, advanced manufacturing capabilities, and dedication to enhancing the customer experience have established Lippert as a reliable partner for both OEM and aftermarket customers. For more information, visit www.lippert.com.

Special Note Regarding Forward-Looking Statements

Information in this communication, other than statements of historical facts, may constitute forward-looking statements, for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. These statements include, but are not limited to, statements about the benefits of the proposed transaction between LCI Industries (the “Company”) and Patrick Industries, Inc. (“Patrick”), including future financial and operating results (including the anticipated impact of the transaction on the Company’s and Patrick’s respective earnings), statements related to the expected timing of the completion of the transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology, but not all forward-looking statements include such identifying terminology.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or Patrick to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to each party’s business as a result of the announcement and pendency of the transaction, (3) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate as a result of unexpected factors or events, (4) the failure to obtain the necessary approvals by the stockholders of the Company or Patrick, (5) the ability by each of the Company and Patrick to obtain required governmental approvals of the transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction, (6) reputational risk and the reaction of each party’s customers, suppliers, employees or other business partners to the transaction, (7) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (8) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (9) risks related to management and oversight of the expanded business and operations of the combined company due to the increased size and complexity, (10) the possibility of increased scrutiny by, and/or additional regulatory requirements of, governmental authorities as a result of the transaction or the size, scope and complexity of the combined company’s business operations, (11) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against the Company, Patrick or the combined company before or after the transaction, and (12) general competitive, economic, political and market conditions and other factors that may affect future results of the Company and Patrick. Additional factors which could affect future results of the Company and Patrick can be found in the

Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 26, 2026, under the captions “Special Note Regarding Forward-Looking Statements” and “Risk Factors” and the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and Patrick’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 19, 2026, under the captions “Information Concerning Forward-Looking Statements” and “Risk Factors” and Patrick’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. The Company and Patrick disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction between the Company and Patrick, Patrick has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including, among other filings, a Patrick registration statement on Form S-4 (File No. 333-299100) that includes a preliminary joint proxy statement of the Company and Patrick that also constitutes a prospectus of Patrick with respect to shares of Patrick’s common stock to be issued in the proposed transaction. The registration statement was declared effective by the SEC on October 19, 2026, and the Company and Patrick commenced mailing the definitive joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) to their respective stockholders on or about October 19, 2026. The Company and Patrick may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Joint Proxy Statement/Prospectus or any other document which the Company and Patrick may file with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND PATRICK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the registration statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by the Company and Patrick through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s website at lippert.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.” Copies of the documents filed with the SEC by Patrick are available free of charge on Patrick’s website at patrickind.com under the tab “Investors” and under the heading “SEC Filings.”

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

LCI Industries

For Investors:
Lillian D. Etzkorn
Chief Financial Officer
investors@LCI1.com

For Media:
FGS Global
Andy Duberstein / Mike DeGraff / Hayley Cook
LCIIndustries@fgsglobal.com